                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COVENTRY HEALTH CARE, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           COVENTRY HEALTH CARE, INC.
                        6705 ROCKLEDGE DRIVE, SUITE 900
                            BETHESDA, MD 20817-1850
                                  301-581-0600

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 17, 1999
                             ---------------------

To the Shareholders of Coventry Health Care, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Coventry Health Care, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, June 17, 1999, at 9:30 a.m., Eastern Daylight Savings Time, at the offices of Epstein Becker & Green, P.C., Seventh Floor, 1227 25th Street, N.W., Washington, D.C. 20037-1156, for the following purposes:

     1. To elect four Class II Directors to serve until the annual meeting of shareholders in 2002;

     2. To ratify the selection of Arthur Andersen LLP, certified public accountants, as the Company's independent auditors for the year ending December 31, 1999; and

     3. To transact such other business as may properly come before the meeting or at any adjournment(s) thereof.

     A Proxy Statement, Proxy Card and a copy of the Annual Report on the operations of Coventry Health Care, Inc. and its predecessor-in-interest, Coventry Corporation, during the fiscal year ended December 31, 1998 accompany this notice. Information regarding the matters to be acted upon at the 1999 Annual Meeting is contained in the enclosed Proxy Statement.

     Only shareholders of record at the close of business on April 19, 1999 are entitled to notice of and to vote at the 1999 Annual Meeting or at any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after such record date.

                                            By Order of the Board of Directors,
                                            /s/ ALLEN F. WISE
                                            ALLEN F. WISE
                                            President and Chief Executive
                                            Officer

Bethesda, Maryland
April 30, 1999

     EACH SHAREHOLDER WHO DOES NOT PLAN TO ATTEND THE MEETING IS REQUESTED
        TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE
                     ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                           COVENTRY HEALTH CARE, INC.

                              6705 ROCKLEDGE DRIVE
                                   SUITE 900
                               BETHESDA, MD 20817
                                  301-581-0600

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 17, 1999
                             ---------------------

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders of Coventry Health Care, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 a.m., Eastern Daylight Savings Time, on June 17, 1999, at the offices of Epstein Becker & Green, P.C., Seventh Floor, 1227 25th Street, N.W., Washington, D.C. 20037-1156 and at any adjournment thereof (the "1999 Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is first being sent to shareholders on or about April 30, 1999.

     The Company is the successor-in-interest to Coventry Corporation, a Tennessee corporation ("Coventry"), and was formed in December 1997 in connection with the Capital Contribution and Merger Agreement (the "Combination Agreement"), effective as of November 3, 1997, by and among the Company, Coventry, Principal Mutual Life Insurance Company, now known as Principal Life Insurance Company, an Iowa insurance company ("Principal Life"), Principal Holding Company, an Iowa corporation and wholly-owned subsidiary of Principal Life ("Holding"), and Principal Health Care, Inc., an Iowa corporation and wholly-owned subsidiary of Holding ("PHC"). Pursuant to the Combination Agreement, effective as of April 1, 1998, Coventry became a wholly-owned subsidiary of the Company. PHC contributed certain of PHC's assets and liabilities to the Company and the Company issued approximately 33 million shares of the Company's common stock, $ .01 par value per share ("Common Stock"), to Coventry's shareholders and approximately 26 million shares of Common Stock to PHC. Unless the context otherwise requires, references in this Proxy Statement to the Company for periods prior to April 1, 1998 refer to Coventry.

            BY WHOM AND THE MANNER IN WHICH PROXY IS BEING SOLICITED

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the 1999 Annual Meeting, including the cost of mailing, will be borne by the Company. Proxies will be solicited by the use of the mails and may also be solicited by personal interview, or by telephone, telecopy or telegram by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies.

     The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's Common Stock held of record by such persons, (ii) furnish the number of copies thereof necessary to supply such material to all such beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by such record holders.

                             RIGHT TO REVOKE PROXY

     Any shareholder who signs and returns the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by delivering written notice of such revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company at the address set forth on the first page of this Proxy Statement or by attending the 1999 Annual Meeting and voting in person the shares of Common Stock such shareholder is entitled to vote. Unless the persons named in the proxy are prevented from acting by circumstances beyond their control, the shares of Common Stock represented by the proxy will be voted at the 1999 Annual Meeting in the manner specified therein. If no choice is specified on the proxy, the shares represented thereby will be voted FOR the four Class II director nominees and FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 1999.

                   VOTING STOCK OUTSTANDING AND SHAREHOLDERS

     The record date for the determination of the shareholders entitled to vote at the 1999 Annual Meeting has been established by the Board of Directors as the close of business on April 19, 1999. As of such record date there were 58,860,664 shares of Common Stock outstanding and entitled to vote.

     Each share of Common Stock outstanding on the record date is entitled to one vote as to each matter properly brought before the 1999 Annual Meeting. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the 1999 Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. If a quorum should not be present, the 1999 Annual Meeting may be adjourned from time to time until a quorum is present or represented.

     An affirmative vote of a plurality of the shares present or represented and voting at the meeting is required for the election of directors. The affirmative vote of a majority of the shares present or represented and entitled to vote shall be required for ratification of the Company's selection of independent auditors and all other business that may properly come before the meeting or any adjournments thereof. The votes are tabulated as actually received by an automated system administered by ChaseMellon Shareholder Services, L.L.C., the Company's transfer agent. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the effect of a vote against proposals other than the election of directors. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved and will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Company's Board of Directors shall consist of such number of Directors as shall be determined by the Board of Directors from time to time. The Company's Certificate of Incorporation provides that the directors shall be divided into three classes as nearly equal in numbers as possible. There are currently ten persons serving on the Board of
Directors: four in Class II, three in Class I and three in Class III. At each annual meeting, directors of the class whose term of office expires in that year are elected for a three-year term.

     The nominees designated by the Board of Directors for election as Class II Directors at the 1999 Annual Meeting will, if elected, each serve three-year terms expiring at the annual meeting of shareholders in 2002. All of the nominees have consented to being nominated and to serve if so elected.

     The persons named in the enclosed proxy intend to vote the shares represented by such proxy FOR the election of the nominees named herein, unless contrary instructions are received. If any of the nominees named below should be unable to accept nomination or election as a director at the 1999 Annual Meeting, an event which the Board of Directors does not anticipate, the proxy will be voted with discretionary authority for a substitute nominee or substitute nominees as shall be designated by the current Board of Directors and for the remaining nominee(s), if any, named below.

     The following persons have been nominated by the Board of Directors to serve as Class II Directors for a three-year term expiring at the annual meeting of shareholders in 2002:

                                    NOMINEES

                                    CLASS II
                     FOR A THREE-YEAR TERM EXPIRING AT THE
                      2002 ANNUAL MEETING OF SHAREHOLDERS

                                Thomas L. Blair
                          Emerson D. Farley, Jr., M.D.
                               Patrick T. Hackett
                              Lawrence N. Kugelman

     The following persons are continuing directors whose terms are not expiring at the 1999 Annual Meeting:

                              CONTINUING DIRECTORS

                                    CLASS I
                         THREE-YEAR TERM EXPIRES AT THE
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                                 David J. Drury
                               Elizabeth Tallett
                                 Allen F. Wise

                                   CLASS III
                         THREE-YEAR TERM EXPIRES AT THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                              John H. Austin, M.D.
                                 Thomas J. Graf
                            Rodman W. Moorhead, III

     Mr. Blair is a nominee designated by Principal Life who, along with Ms. Tallett and Messrs. Drury and Graf, was originally elected to the Company's Board of Directors on April 1, 1998 pursuant to Section 8 of the

Shareholders Agreement dated as of April 1, 1998 (the "Shareholders Agreement") by and among the Company, Principal Life and PHC, which was entered into by the parties concurrently with the consummation of the Combination Agreement. Under the terms of the Shareholders Agreement, the Company has agreed to nominate and use its best efforts to cause its shareholders to elect up to six directors designated by Principal Life.

     Under the terms of the Purchase Agreement for Coventry's 8.3% Convertible Exchangeable Senior Subordinated Notes ("Convertible Notes"), Coventry was required to use its best efforts to elect and cause to remain as directors two nominees designated by Warburg, Pincus Ventures, L.P. ("Warburg"), as majority holder of the Convertible Notes; Messrs. Moorhead and Hackett have been so designated by Warburg. As a result of the consummation of the Combination Agreement, for so long as the Convertible Notes remain outstanding and Warburg shall beneficially own at least 50% of the outstanding Convertible Notes, Warburg is entitled to designate a number of directors equal to the greater of one or the whole number of directors obtained by multiplying (a) the number of directors on the Board (including directors designated by Warburg) by (b) a fraction, the numerator of which is equal to the number of shares of Common Stock issuable upon conversion or exchange of the Convertible Notes and the denominator of which is equal to the total number of shares of the Company's capital stock outstanding as measured in each case on and as converted to Common Stock basis. The Company believes that under the foregoing provision Warburg is entitled to designate one director.

     See "Management", infra, for information concerning the business experience of the nominees and the continuing directors.

     In connection with the Combination Agreement, in April 1998 the size of the Board of Directors was increased to 15 members. The Directors have since expressed an interest in reducing the size of the Board over time and, as a result, there are currently vacancies on the Board. The Board may take action in the future to either reduce its size or to fill the vacancies.

     Proxies cannot be voted for a greater number of persons than the number of nominees named.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS.

CERTAIN BOARD INFORMATION

     The Board of Directors of the Company and Coventry (together the "Board") held four regular meetings and one special meeting during fiscal year 1998. The Board acted on six occasions by unanimous written consent. All members of the Board attended at least 75% of the meetings held by the Board and by the committees of which they were members.

COMMITTEES OF THE BOARD

     The Audit Committee of the Board had responsibilities which included making recommendations as to the engagement of independent auditors, reviewing audit fees, supervising matters related to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls and reviewing related party transactions. During fiscal year 1998, the Audit Committee of the Board met two times and its members were John
H. Austin, M.D. (Chair), Laurence DeFrance and Elizabeth E. Tallett.

     The Compensation and Benefits Committee of the Board had responsibilities which included approval of remuneration arrangements for executive officers of the Company, review of compensation plans relating to executive officers and directors, grants of stock options to employees under the Company's employee stock option plans and general oversight and review of employee compensation policies. During fiscal year 1998, the Compensation and Benefits Committee of the Board met four times and its members were Dr. Austin, M.D. (Chair), Thomas
J. Graf and Rodman W. Moorhead, III. Mr. Graf replaced Mr. DeFrance in April
1998.

     The Board does not have a standing nominating committee and nominations for election to the Board may be made by or at the direction of the Board or by any shareholder entitled to vote for the election of directors as described below. The Company's Bylaws establish an advance notice procedure for the nomination, other than by or at the direction of the Board, of candidates for election as directors. Notice of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 days prior to the meeting; provided, however, that in the event that less than 130 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made; provided, further, that in the case of the annual meeting of shareholders, notice by a shareholder must be received at least 120 days in advance of the anniversary of the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders, unless no such annual meeting was held during the prior year or the date that the annual meeting has been changed by more than 30 calendar days. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies (including such person's written consent to serve as a director if so elected) and (b) certain information about the shareholder proposing to nominate that person. If the chairman of the meeting of the shareholders determines that a person is not nominated in accordance with the nomination procedure set forth in the bylaws, such nomination will be disregarded. See "Shareholder Proposals" on page 30 of this Proxy Statement.

        VOTING STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information, as of April 19, 1999, regarding the beneficial ownership of the Company's Common Stock by (i) each person or group who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) all directors and nominees for director of the Company, (iii) each executive officer named in the Executive Compensation Table; and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. The Company believes that each of the beneficial owners of the Common Stock listed below, based on information furnished by such owners, has sole voting and investment power (or shares such powers with his or her spouse or, in the case of an entity, with its affiliates) with respect to such shares, subject to the information contained in the notes to the table.

                                                                NUMBER OF SHARES      PERCENTAGE
                      NAME AND ADDRESS                           OF COMMON STOCK      OF COMMON
                    OF BENEFICIAL OWNER                       BENEFICIALLY OWNED(1)     STOCK
                    -------------------                       ---------------------   ----------
Principal Life Insurance Company(2).........................       25,075,123(2)         42.6%
  711 High Street
  Des Moines, IA 50392
Warburg, Pincus Ventures, L.P.(3)...........................       10,126,204(4)        15.57%
  466 Lexington Avenue
  New York, NY 10017
The Crabbe Huson Group, Inc.(5).............................        3,369,412            5.73%
  121 S.W. Morrison, Suite 1400
  Portland, OR 97204
Wellington Management Company, LLP(6).......................        4,192,900            7.13%
  75 State Street
  Boston, MA 02109
John H. Austin, M.D.........................................           85,334(7)            *
Thomas L. Blair.............................................        --
David J. Drury(8)...........................................        --                      *
Emerson D. Farley, Jr., M.D.................................           80,810(7)            *
Thomas J. Graf(9)...........................................        --                      *
Patrick T. Hackett(3)(4)(10)................................       10,131,204            15.7%
Richard H. Jones(11)........................................          211,745(7)            *
Lawrence N. Kugelman........................................           78,000(7)            *
Rodman W. Moorhead, III(3)(4)(12)...........................       10,126,204            15.7%
Elizabeth Tallett(13).......................................        --                      *
Allen F. Wise...............................................          258,668(7)            *
Harvey C. DeMovick, Jr......................................           40,415(7)            *
Thomas P. McDonough.........................................          178,481(7)            *
Dale B. Wolf................................................          113,653(7)            *
All executive officers and directors as a group (25
  persons)..................................................       11,429,667(7)         17.4%

---------------
 *  Less than one percent.

(1) For purposes of this table, a person or group of persons is deemed to beneficially own shares issuable upon the exercise of warrants or options that are currently exercisable or that become exercisable within 60 days from the date set forth above or upon the conversion of the Company's Convertible Notes.

(2) According to the Joint Schedule 13D filed by Principal Life, Holding and PHC, Principal Life is an Iowa insurance company; Holding, a wholly-owned subsidiary of Principal Life which is a holding company for the non-life insurance subsidiaries of Principal Life, is an Iowa corporation; and PHC, which is a direct wholly-owned subsidiary of Holding and an indirect wholly-owned subsidiary of Principal Life, is an Iowa corporation. On April 1, 1998, upon the consummation of the transactions contemplated by the Combination Agreement, the Company issued 25,043,704 shares of Common Stock to PHC in consideration of the transfer of certain PHC assets and the assumption of certain PHC liabilities. The Company also issued a warrant dated as of March 31, 1998 to PHC (the "PHC Warrant") as contemplated by the Combination Agreement. See "Certain Relationships and Related Transactions" on page 27 of this Proxy Statement for additional information concerning the PHC Warrant. The Joint Schedule 13D indicated that Invista Capital Management, Inc. ("Invista"), a direct wholly-owned subsidiary of Holding and an indirect wholly-owned subsidiary of Principal Life, held 37,900 shares for certain investment accounts for which Invista acts as investment adviser. Subsequently, Principal Life reported that the 37,900 shares held by Invista were sold on May 8, 1998. The 25,043,704 shares held by PHC and the 31,419 shares exercisable by PHC under the PHC Warrant are deemed to be beneficially owned by Principal Life and Holding and constitute 42.6% of the Company's outstanding Common Stock, its only class of voting securities outstanding. Under the terms of the Shareholders' Agreement dated as of April 1, 1998 by and among the Company, Principal Life and PHC, Principal Life has agreed that so long as the Company's Convertible Notes are outstanding, Principal Life and its affiliates (including Holding, PHC and Invista) will not vote or act by written consent on any matter coming before the Company's shareholders in excess of 40% of the shares of Common Stock outstanding plus 40% of the shares of the Company's Preferred Stock outstanding. See "Certain Relationships and Related Transactions" for additional information concerning the Shareholders' Agreement. The PHC Warrant is exercisable only in the event that Coventry's options and warrants outstanding on March 31, 1998, which were assumed by the Company on that date, are subsequently exercised, and the shares issuable thereunder are not included in the shares shown as beneficially owned by Principal Life, except to the extent they are currently exercisable. At March 31, 1999, 31,419 shares were exercisable under the PHC Warrant.

(3) According to the Joint Schedule 13D, as amended, filed by Warburg, Pincus Ventures, L.P., a Delaware limited partnership, Warburg, Pincus & Co., a New York general partnership, E.M. Warburg, Pincus & Co., LLC, a New York limited liability company, and Joel Ackerman, Jonathan S. Leff, and Patrick
     T. Hackett as Trustees, E.M. Warburg Pincus & Co., LLC manages Warburg, Pincus Ventures, LP, and Warburg, Pincus & Co. is the sole general partner of Warburg, Pincus Ventures, LP. Warburg, Pincus & Co., as general partner, has a 15% interest in the profits of Warburg, Pincus Ventures, LP and also owns approximately 1.2% of the limited partnership interests of Warburg, Pincus Ventures, LP. According to the Joint Schedule 13D, Lionel I. Pincus is the managing partner of Warburg, Pincus & Co. and the managing member of E.M. Warburg, Pincus & Co., LLC and may be deemed to control both Warburg, Pincus & Co. and E.M. Warburg, Pincus & Co. The Joint Schedule 13D indicates that Joel Ackerman, Jonathan S. Leff and Patrick T. Hackett (the "Trustees") have been appointed as voting trustees under a Voting Trust Agreement, dated April 15, 1997, relating to all shares of Series A Preferred Stock or Common Stock that Warburg may acquire. Mr. Leff is an employee of E.M. Warburg, Pincus & Co., and Messrs. Ackerman, Hackett and Moorhead are general partners of Warburg, Pincus & Co. and Managing Directors and members of E.M. Warburg, Pincus & Co. Messrs. Hackett and Moorhead are directors of the Company. As partners of Warburg, Pincus & Co., Messrs. Hackett and Moorhead may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934) in an indeterminate portion of the shares beneficially owned by Warburg, Pincus Ventures, LP and Warburg, Pincus & Co. The address of each of the voting trustees is 466 Lexington Avenue, New York, NY 10017. Under the terms of the Voting Trust Agreement, the Trustees, acting by majority vote, have exclusive authority to vote the shares held pursuant to the Voting Trust Agreement for the ten year term of the Voting Trust Agreement. The Voting Trust Agreement may terminate earlier if Warburg, Pincus Ventures, LP is deemed to beneficially own less than ten percent of the Common Stock and will give notice of termination to the Trustees.

(4) Includes 4,067,057 shares of Common Stock that may be acquired on conversion of $37,494,000 in aggregate principal amount of the Company's Convertible Notes held by Warburg, Pincus Ventures, LP plus $3,176,570 in interest through December 31, 1998 (or on conversion of the Series A Preferred Stock if issued in exchange for the Convertible Notes) and Warrants to purchase 2,117,647 shares of Common Stock held by Warburg. Neither the Convertible Notes nor the Warrants are convertible or exercisable by Warburg to the extent such ownership would require approval under various state laws, unless and until such regulatory approvals have been obtained.

(5) According to the most recent Schedule 13G filed with the Securities and Exchange Commission.

(6) According to the most recent Schedule 13Gs filed by Wellington Management Company, LLP ("WMC") and Vanguard Specialized Funds-Vanguard Health Care Fund ("Vanguard"), WMC, in its capacity as an investment adviser, may be deemed to beneficially own 3,682,400 shares of the Company's Common Stock, which is held of record by Vanguard, a client of WMC. As a result, Vanguard's ownership is reflected in WMC's Schedule 13G. Vanguard's 3,682,400 shares of the Company's Common Stock represents an ownership percentage of 6.26% of the Company's outstanding Common Stock.

(7) Includes the following shares issuable upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date set forth above: John H. Austin, M.D., 27,334 shares; Emerson D. Farley, Jr., M.D., 12,000 shares; Richard H. Jones, 204,786 shares; Lawrence
    N. Kugelman, 33,000 shares; Allen F. Wise, 114,402 shares; Harvey C. DeMovick, Jr., 33,628 shares; Thomas P. McDonough, 63,481 shares; Dale B. Wolf, 51,339 shares; and all executive officers and directors as a group (25 persons), 6,894,240 shares (includes Warburg's Convertible Notes and Warrants at footnote 4, above).

(8) Mr. Drury, who is the Chairman and Chief Executive Officer and a director of Principal Life, disclaims beneficial ownership of the Common Stock beneficially owned by Principal Life or Holding or that may be acquired by PHC on exercise of the PHC Warrant. See Note 2 above.

(9) Mr. Graf, who is a Senior Vice President of Principal Life, disclaims beneficial ownership of the Common Stock beneficially owned by Principal Life or Holding or that may be acquired by PHC on exercise of the PHC Warrant. See Note 2 above.

(10) Mr. Hackett disclaims beneficial ownership of the Common Stock owned by Warburg or that may be acquired by Warburg on conversion of the Convertible Notes, the Series A Preferred Stock (if issued in exchange for the notes) or on the exercise of Warrants. See Notes 3 and 4 above.

(11) Mr. Jones resigned from the Company effective April 23, 1999.

(12) Mr. Moorhead disclaims beneficial ownership of the Common Stock owned by Warburg or that may be acquired by Warburg on conversion of the Convertible Notes, the Series A Preferred Stock (if issued in exchange for the Convertible Notes) or on the exercise of Warrants. See Notes 3 and 4 above.

(13) Ms. Tallett, who is a director of Principal Life, disclaims beneficial ownership of the Common Stock beneficially owned by Principal Life or Holding or that may be acquired by PHC on exercise of the PHC Warrant. See
     Note 2 above.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The Company's directors and executive officers as of the date of this Proxy Statement are as follows:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
John H. Austin, M.D.......................  54    Director(1)(2)
Thomas L. Blair...........................  54    Director
David J. Drury............................  54    Director
Emerson D. Farley, Jr., M.D...............  60    Director
Thomas J. Graf............................  50    Director(1)
Patrick T. Hackett........................  38    Director
Richard H. Jones..........................  43    Director and Senior Vice President
Lawrence N. Kugelman......................  56    Director
Rodman W. Moorhead, III...................  55    Director(1)
Elizabeth E. Tallett......................  50    Director(2)
Allen F. Wise.............................  56    Director, President and Chief Executive
                                                  Officer
Ronald M. Chaffin.........................  42    Senior Vice President
Thomas A. Davis...........................  38    Senior Vice President
Harvey C. DeMovick, Jr....................  52    Senior Vice President, Government
                                                  Programs, Compliance, Information Systems
                                                    and Human Resources
Shawn M. Guertin..........................  35    Vice President of Finance
Davina C. Lane............................  52    Senior Vice President
J. Stewart Lavelle........................  45    Senior Vice President, Sales and Marketing
Bernard J. Mansheim, M.D..................  52    Senior Vice President and Chief Medical
                                                  Officer
Thomas P. McDonough.......................  50    Executive Vice President
James E. McGarry..........................  40    Senior Vice President
Francis S. Soistman, Jr...................  42    Senior Vice President
Shirley R. Smith..........................  54    Senior Vice President, General Counsel,
                                                    Corporate and Securities, and Secretary
Janet M. Stallmeyer.......................  50    Senior Vice President
John J. Stelben...........................  37    Vice President of Business Development
Dale B. Wolf..............................  45    Executive Vice President, Chief Financial
                                                    Officer and Treasurer

---------------
(1) Member of Compensation and Benefits Committee

(2) Member of Audit Committee

     Dr. Austin has been a director and Chairman of the Board of the Company since March 31, 1998. He was a director of Coventry from January 1988 to April 1, 1999, and served as Chairman of the Board from December 1995 to April 1, 1999. Dr. Austin has been Chairman and Chief Executive Officer of Arcadian Management Services, a company that manages and owns rural healthcare provider networks, since June 1997. From October 1994 through March 1997, he was President of the Professional Services Division of Unihealth, one of the nation's largest voluntary non-profit healthcare networks. From July 1992 to October 1994, Dr. Austin was a self-employed health care consultant. Dr. Austin was a director of QuadraMed Corporation, which develops, markets and sells healthcare software products and services, from April 1995 to November 1998.

     Mr. Blair has been a director of the Company since March 31, 1998. He has been the Chief Executive Officer of United Payors and United Providers, Inc. ("United Payors"), an intermediary between health care providers and health care payors located in Rockville, Maryland, since January 1995. From June 1993 to January 1995, he was the Chief Executive Officer of IM&I, an investment company located in Rockville,

Maryland. From June 1988 to June 1993, he was Chief Executive Officer of America's Health Plan, a provider network company located in Rockville, Maryland. Mr. Blair is a director of United Payors.

     Mr. Drury has been a director of the Company since March 31, 1998. He is a director of Principal Life and United Payors. Mr. Drury has served as Chairman and Chief Executive Officer of Principal Life since January 1995. He was President and Chief Executive Officer of Principal Life from July 1994 to January 1995 and President from February 1993 to July 1994.

     Dr. Farley has been a director of the Company since March 31, 1998. He was a director of Coventry from December 1994 to April 1, 1999. Since 1972, Dr. Farley has been engaged in the private practice of medicine in Richmond, Virginia. From 1989 until September 1997, he was the Medical Consultant for Signet Bank in Richmond, Virginia. Since 1991, Dr. Farley has been the Vice-Chairman of Doctors Insurance Reciprocal Risk Retention Group in Richmond, Virginia, which provides medical malpractice insurance coverage to physicians. From 1984 to 1994, he was the Chairman of the Board of Directors of Southern Health Management Corporation (now known as Coventry HealthCare Management Corporation).

     Mr. Graf has been a director of the Company since March 31, 1998. He has been Senior Vice President of Principal Life since August 1994. He was Senior Vice President and Chief Information Officer of Principal Life from January 1994 to August 1994 and Vice President and Chief Information Officer from June 1992 to January 1994. Mr. Graf is a director of United Payors.

     Mr. Hackett has been a director of the Company since March 31, 1998. He was a director of Coventry from May 7, 1997 to April 1, 1998. He has been a Managing Director of E.M. Warburg (or its predecessor), which manages Warburg, since 1994. He served as an Associate at E.M. Warburg from 1990 to 1991 and as Vice President from 1991 to 1993. Mr. Hackett is a director of Eclipsys Corporation, a provider of software and related services to the health care industry, and several privately held companies. He is also a director of Vitalcom, Inc., a provider of medical monitoring network equipment.

     Mr. Kugelman has been a director of the Company since March 31, 1998. He has been a director of Response Oncology, a physician oncology practice management company, since July 1996; and a director of Premier Practice Management, a physician practice management company, since April 1997. He was a director of Coventry from August 1992 to April 1998. He was interim Chief Executive Officer and President of Coventry from December 1995 until October 7, 1996. From March 1995 until December 1995, he was self-employed. He was Executive Vice President of American Medical International, an organization that owns and operates acute care hospitals nationwide, from January 1993 to March 1995. From November 1986 to January 1992, he was President and Chief Executive Officer of Health Plan of America, a statewide California HMO company.

     Mr. Moorhead has been a director of the Company since March 31, 1998. He was a director of Coventry from May 1997 to April 1998. He has been employed since 1973 by E.M. Warburg (or its predecessor), where he currently serves as Senior Managing Director. He is a director of ElderTrust, NeXstar Pharmaceuticals, Inc., Scientific Learning Corporation, Transkaryotic Therapies, Inc. and Xomed Surgical Products, Inc. He is a Trustee of The Taft School and a member of the Overseer's Committee on University Resources, Harvard College.

     Ms. Tallett has been a director of the Company since March 31, 1998. Since 1996, Ms. Tallett has held the positions of President and Chief Executive Officer of Dioscor, Inc. and President and Chief Executive Officer of Ellard Pharmaceuticals, Inc., both biopharmaceutical companies. In 1992 she co-founded Transcell Technologies, Inc., a carbohydrate-based pharmaceutical company, where she served as President and Chief Executive Officer until 1996. Ms. Tallett is a director of Principal Life, Varian, Inc., an analytical scientific instruments company, and IntegraMed America, Inc., a health services management company specializing in fertility and assisted reproductive technology. She is a founding board member of the Biotechnology Council of New Jersey and serves as its Treasurer.

     Mr. Wise has been a director of the Company since March 31, 1998. He was a director of Coventry from October 1996 to April 1, 1998. He has been President and Chief Executive Officer of the Company since March 31, 1998. Mr. Wise was President and Chief Executive Officer of Coventry from October 1996 to

April 1998. From 1994 to October 1996, he was Executive Vice President of United HealthCare Corp., a managed health care company. From January 1994 to October 1994 he was President and Chief Executive Officer of Wise Health System, a health care investment company. From 1991 to 1994, Mr. Wise was President and Chief Executive Officer of Keystone Health Plan, a managed health care company, and also Chief Operating Officer of Independence Blue Cross, a health care insurance company located in Philadelphia, Pennsylvania.

     Mr. Chaffin was elected Senior Vice President of the Company on April 30, 1998. Prior to that time, he was a Regional Vice President of PHC from 1995. From 1994 to 1995, he was Executive Director of Principal Health Care of Nebraska, Inc., a wholly-owned subsidiary of PHC. From 1992 to 1994, Mr. Chaffin was Vice President Operations of HealthMark Health Plan, a managed care company located in Overland Park, Kansas.

     Mr. Davis, head of the Company's Georgia health plan, was elected Senior Vice President of the Company on April 30, 1998. Prior to that time, he was the Chief Executive Officer of United HealthCare's Utah operations since 1996. From 1995 to 1996, Mr. Davis was Vice President -- Operations for Metrahealth, a United HealthCare Company, overseeing its Georgia and Alabama operations. From 1992 to 1994, he was Director, HMO Operations for Prudential Health Care System.

     Mr. DeMovick has been Senior Vice President, Government Programs, Compliance, Information Systems and Human Resources of the Company since April 1998. He was Senior Vice President, Medical and Government Programs of Coventry from July 1997 to April 1998. From 1995 to 1997, Mr. DeMovick was Senior Vice President, Customer Administrative Services for United HealthCare, Inc., and from 1993 through 1994 he was Vice President Managed Care Operations for United HealthCare, Inc. From 1989 through 1992, he was President, Southwest Division, of CIGNA Healthplans' Employee Benefits Division.

     Mr. Guertin was elected Vice President of Finance of the Company on July 31, 1998, and was Vice President of Finance of Coventry from January 1998. From August 1995 to January 1998, he was a Vice President of United HealthCare. From January 1995 to August 1995, he was a Vice President of The MetraHealth Companies in Hartford, Connecticut, a managed health care company. From May 1993 to January 1995, he was a Vice President of The Travelers, a Hartford, Connecticut insurance company.

     Ms. Lane was named Senior Vice President of the Company and President and Chief Executive Officer of Group Health Plan, Inc., a subsidiary of the Company, effective April 23, 1999. She was Vice President of the Company from July 31, 1998 to April 1998. She has been the President and Chief Executive Officer of HealthCare USA, Inc., a subsidiary of the Company, from August 1996 to present. From April 1993 to August 1996, she was Vice President of Marketing and Contracting of Healthcare Practice Enhancement Network, Inc., a Los Angeles, California company providing services to payers and providers in the health care industry.

     Mr. Lavelle was elected Senior Vice President, Sales and Marketing, of the Company on April 30, 1998. He has been the Chief Executive Officer of the Company's Virginia health plan since January 1998. From 1996 to February 1998, Mr. Lavelle was President of Riscorp Health Plans, a managed health care company in Sarasota, Florida. He joined U.S. Healthcare, Inc. in 1987 and most recently was Senior Vice President, General Manager of its New Jersey, Delaware, Maryland, Washington D.C. and Virginia operations from 1991 to 1996.

     Dr. Mansheim was elected Senior Vice President and Chief Medical Officer of the Company on April 30, 1998. From August 1997 to April 1998, he was the Chief Operating Officer of United HealthCare of the Mid-Atlantic and, from August 1996 to July 1997, was its Chief Medical Officer From April 1995 to August 1996, he was President and CEO of HealthSpring, Inc., a pre-paid, primary care group medical practice, which was acquired by United HealthCare, Inc. From July 1994 to April 1995, he was President and CEO of Triangle HealthCare Group and Medical Director of Prudential Health Care System of the Triangle in Raleigh-Durham-Chapel Hill, North Carolina. From July 1990 to June 1994, Dr. Mansheim was Senior Vice President for Medical Operations of AvMed HealthPlan in Gainesville, Florida.

     Mr. McDonough became Executive Vice President of the Company on April 30, 1998, and Chief Operating Officer on July 31, 1998. From November 1997 until the time he joined the Company on April 1, 1998, he was Chief Executive Officer, Strategic Business Services for United Health Care, Inc. From February 1997 to November 1997, Mr. McDonough was Executive Vice President, Customer Services Group for United HealthCare. From August 1995 through February 1997, he was United Health Care, Inc.'s Senior Vice President, Claim Services. From August 1995 to October 1995, he was employed by MetraHealth as Senior Vice President, Claim Services. From July 1993 through July 1995, he was the President of Harrington Services Corporation, and from February 1988 to July 1993, he was the Chief Operating Officer of Jardine Group Services Corporation, an insurance brokerage company and third party administrator.

     Mr. McGarry was elected Senior Vice President of the Company on July 31, 1998. From January 1995 to July 1998, he was the Chief Operating Officer of Strategic Business Services for United HealthCare. From August 1993 to December 1994, he was Vice President of Field Operations for Travelers Insurance Company, a Hartford, Connecticut insurance company.

     Mr. Soistman was elected Senior Vice President of the Company on April 30, 1998 and was named President and Chief Executive Officer of HealthAmerica Pennsylvania, Inc., the Company's Pennsylvania health plan, in May 1998. He was Regional Vice President of PHC from December, 1994 to March 1998. From April 1994 to December1994, he was Executive Director of Principal Health Care of the Mid-Atlantic, Inc., a wholly-owned managed healthcare subsidiary of PHC. From January 1983 until March 1994, Mr. Soistman held various positions with Blue Cross Blue Shield of Maryland and its subsidiary companies.

     Ms. Smith was elected Senior Vice President, General Counsel, Corporate and Securities, and Secretary of the Company on April 30, 1998. She had been a Vice President, the Corporate General Counsel and Secretary of Coventry since March 1994. From August 1993 to March 1994, she was Acting General Counsel and Secretary of Coventry and, from April 1989 to August 1993, she was Assistant General Counsel of Coventry.

     Ms. Stallmeyer was elected a Senior Vice President of the Company on March 4, 1999. She has been the President and Chief Executive Officer of the Company's Kansas health plan, Principal Health Care of Kansas City, Inc. since October 1998, and its Executive Director from January 1995 to October 1998. From October 1992 to December 1994, she was the Executive Director of the Company's Louisiana health plan, Principal Health Care of Louisiana, Inc.

     Mr. Stelben was elected Vice President of Business Development of the Company on October 29, 1998. From April 1997, he was Vice President of Coventry. From August 1995 to April 1997, he was Chief Financial Officer and Vice President of the Company's health plan in Florida, HealthCare USA. From August 1994 to August 1995, he was Controller of the Company's Missouri health plan, Group Health Plan. From August 1993 to August 1994, he was Vice President, Finance, of The M Plan, Inc. - MH HealthCare Inc., a managed health care company.

     Mr. Wolf was elected Executive Vice President, Chief Financial Officer and Treasurer of the Company on April 30, 1998. He has been Senior Vice President, Chief Financial Officer and Treasurer of Coventry since December 9, 1996. From August 1995 to December 1996, he was Executive Vice President of SpectraScan Health Services, Inc., a Connecticut women's health care services company. From January 1995 to August 1995, Mr. Wolf was Senior Vice President, Business Development for MetraHealth Companies, Inc., a Connecticut managed health care company. From August 1988 to December 1994, Mr. Wolf was Vice President, Specialty Operations for the Managed Care and Employee Benefits Operations of The Travelers, a Hartford, Connecticut insurance company.

                             EXECUTIVE COMPENSATION

     The following table sets forth annual, long-term and other compensation awarded to, earned by or paid, during 1996, 1997 and 1998, to the chief executive officer of the Company and the persons who, in fiscal 1998, were the other four most highly compensated executive officers serving as executive officers at December 31, 1998 (the "Named Executive Officers") :

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                  LONG TERM COMPENSATION AWARDS
                                    -----------------------------------    -----------------------------------------
                                                              OTHER                      SECURITIES
         NAME AND                                             ANNUAL       RESTRICTED    UNDERLYING      ALL OTHER
    PRINCIPAL POSITION       YEAR    SALARY     BONUS      COMPENSATION      STOCK       OPTIONS(#)     COMPENSATION
    ------------------       ----   --------   --------    ------------    ----------    -----------    ------------
Allen F. Wise..............  1998   $541,782   $192,500(1)   $140,030(2)          --       457,606(3)     $50,989(4)
President & Chief            1997    464,400    562,500(5)     74,745(6)    $850,000(7)    150,000         22,526(8)
Executive Officer            1996    137,395         --            --             --       400,000            240
Thomas P. McDonough (9)....  1998   $300,006   $150,000      $257,650(10)   $618,800(11)   253,923(3)     $ 8,259(12)
Executive Vice President     1997         --         --            --             --            --             --
and Chief Operating Officer  1996         --         --            --             --            --             --
Dale B. Wolf...............  1998   $324,984   $ 50,000(13)   $130,540(14)  $215,625(15)   242,849(3)     $27,239(16)
Executive Vice               1997    288,302    250,000(17)    146,614(6)         --       100,000         12,461(18)
President, Chief             1996         --         --            --             --       100,000             --
Financial Officer and
  Treasurer
Richard H. Jones...........  1998   $310,181         --      $  7,802(19)         --        50,000(20)    $21,388(21)
Senior Vice                  1997    273,767    185,000(22)         --            --        50,000         12,865(23)
President                    1996    229,588         --            --             --       100,000          6,750(24)
Harvey C. DeMovick, Jr.....  1998   $225,000   $ 50,000(25)   $ 55,503(26)        --       172,011(3)     $ 7,404(27)
Senior Vice President        1997    100,000    100,000(28)     11,971(29)        --       125,000            324(30)
Government Programs,         1996         --         --            --             --            --             --
Information Systems and
Human Resources

---------------
 (1) Includes 4,198 shares of unrestricted stock purchased on the open market at $11 per share and awarded to Mr. Wise under the Company's 1998 Performance Incentive Plan.

 (2) Includes relocation expense reimbursement of $125,630 and auto allowance of $14,400.

 (3) All stock options previously held as of September 10, 1998, were reduced and repriced. See "Report of Compensation and Benefits Committee on Repricing of Options" on page 16 of this Proxy Statement.

 (4) Group life insurance premium ($648), employer matching contribution to the Company's Retirement Savings Plan ($4,757) and employer matching contribution to the Company's Supplemental Executive Retirement Plan ($45,584).

 (5) Includes 10,676 shares of unrestricted stock issued by the Company at the fair market value of $13.375 on January 27, 1998, the date of grant, under the Company's 1997 Performance Incentive Plan.

 (6) Relocation expenses reimbursement .

 (7) The fair market value (at $17.00 per share) on July 17, 1997, the date of grant, of a restricted stock award of 50,000 shares of Common Stock issued by the Company on July 17, 1997.

 (8) Group life insurance premium ($1,743.75), employer matching contribution to Coventry's Retirement Savings Plan ($4,177) and employer matching contribution to Coventry's Supplemental Executive Retirement Plan ($16,606.18).

 (9) Mr. McDonough joined the Company on April 1, 1998 as Executive Vice President and was elected Chief Operating Officer of the Company on July 31, 1998.

(10) Sign-on bonus ($250,000) and auto allowance ($7,650).

(11) The fair market value (at $16.188 per share) on April 1, 1998, the date of grant, of a restricted stock award of 100,000 shares of Common Stock issued by the Company.

(12) Group life insurance premium ($648) and employer matching contribution to Coventry's Retirement Savings Plan ($7,611).

(13) Includes 794 shares of unrestricted stock purchased on the open market at $11 per share under the Company's 1998 Performance Incentive Plan.

(14) Includes relocation expense reimbursement of $111,613 and auto allowance of $12,000 and auto fringe of $6,927.

(15) The fair market value (at $7.188 per share) on July 17, 1997, the date of grant, of a restricted stock award of 30,000 shares of Common Stock issued by the Company.

(16) Group life insurance premium ($513), employer matching contribution to Coventry's Retirement Savings Plan ($6,492) and employer matching contribution to Coventry's Supplemental Executive Retirement Plan ($20,234).

(17) Includes 5,890 shares of unrestricted stock issued by the Company at the fair market value of $13.375 on January 27, 1998, the date of grant, under the Company's 1997 Performance Incentive Plan.

(18) Group life insurance premium ($510), employer matching contribution to Coventry's Retirement Savings Plan ($4,434) and employer matching contribution to Coventry's Supplemental Executive Retirement Plan ($7,516.73).

(19) Auto allowance.

(20) Reflects stock option grant on July 17, 1998. Mr. Jones did not elect to reprice his options on September 10, 1998.

(21) Group life insurance premium ($486), employer matching contribution to Coventry's Retirement Savings Plan ($7,543) and employer matching contribution to Coventry's Supplemental Executive Retirement Plan ($13,359).

(22) Includes 3,959 shares of unrestricted stock issued by the Company at the fair market value of $13.375 on January 27, 1998, the date of grant, under the Company's 1997 Performance Incentive Plan.

(23) Group life insurance premium ($546), Employer matching contributions to Coventry's Retirement Savings Plan ($6,807) and Supplemental Executive Retirement Plan (5,512).

(24) Employer matching contributions to Coventry's Retirement Savings Plan and Supplemental Executive Retirement Plan.

(25) Includes 903 shares of unrestricted stock purchased on the open market at $11 per share under the Company's 1998 Performance Incentive Plan.

(26) Includes relocation expense reimbursement of $48,303 and auto allowance of $7,200.

(27) Group life insurance premium ($395) and employer matching contribution to Coventry's Retirement Savings Plan ($7,009).

(28) Includes 1,884 shares of unrestricted stock issued by the Company at the fair market value of $13.375 on January 27, 1998, the date of grant, under the Company's 1997 Performance Incentive Plan.

(29) Includes relocation expense reimbursement of $8,371 and auto allowance of $3,600.

(30) Group life insurance premium.

     The following table provides information on option grants to the Named Executive Officers during fiscal year 1998. No stock appreciation rights were granted during fiscal year 1998:

                           OPTION GRANTS IN 1998 (1)

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                            ANNUAL RATES
                           NUMBER OF                                                       OF STOCK PRICE
                           SECURITIES   PERCENT OF TOTAL                                  APPRECIATION FOR
                           UNDERLYING   OPTIONS GRANTED    EXERCISE OR                       OPTION TERM
                            OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------------
          NAME             GRANTED(#)     FISCAL YEAR       ($/SHARE)       DATE          5%            10%
          ----             ----------   ----------------   -----------   ----------   -----------   -----------
Allen F. Wise............   161,539           3.1%             5.00       10/07/06     389,953.06    935,920.82
                            184,958           3.6%             7.50       10/07/06     (15,908.77)   609,210.26
                             49,564           1.0%             5.00       07/17/07     133,814.07    328,194.30
                             61,545           1.2%             7.50       07/17/07      12,298.16    253,665.51
Thomas P. McDonough......   118,383           2.3%             5.00       01/28/08     343,685.49    855,756.95
                            135,540           2.6%             7.50       01/28/08      54,645.11    640,930.01
Dale B. Wolf.............    35,598           0.7%             5.00       07/31/08     110,390.89    278,873.30
                             37,500           0.7%            7.188       07/31/08     169,518.55    429,593.28
                             41,455           0.8%             5.00       11/18/06     101,802.20    245,115.34
                             46,939           0.9%             7.50       11/18/06      (2,078.08)   160,193.66
                             20,089           0.4%             5.00       03/27/07      51,938.23    126,292.79
                             22,984           0.4%             7.50       03/27/07       1,962.99     87,032.69
                             17,270           0.3%             5.00       07/15/07      46,590.41    114,250.70
                             21,014           0.4%             7.50       07/15/07       4,155.85     86,484.35
Richard H. Jones (2).....    50,000           1.0%            7.188       07/31/08     226,024.73    572,791.04
Harvey C. DeMovick,
  Jr.....................    35,598           0.7%             5.00       07/31/08     110,390.89    278,873.30
                             37,500           0.7%            7.188       07/31/08     169,518.55    429,593.28
                             45,044           0.9%             5.00       07/01/07     120,869.87    296,082.00
                             53,869           1.0%             7.50       07/01/07       9,878.14    219,417.75

---------------
(1) Generally, all options, which were reduced and repriced on September 10, 1998, vest in equal increments monthly over a three-year period.

(2) Mr. Jones' stock options vest in equal increments annually over a four-year period. Mr. Jones did not elect to reprice his options.

     The following table provides information as to options exercised or held during fiscal 1998 by the Named Executive Officers:

                    AGGREGATED OPTION EXERCISES IN 1998 AND
                       OPTION VALUES AT DECEMBER 31, 1998

                                                                  NUMBER OF
                                                                 SECURITIES           VALUE OF
                                                                 UNDERLYING         IN-THE-MONEY
                                                                 UNEXERCISED          OPTIONS
                                                              OPTIONS AT FISCAL      AT FISCAL
                                                                 YEAR-END(#)        YEAR-END($)
                                       SHARES                 -----------------   ----------------
                                     ACQUIRED ON    VALUE      EXERCISABLE(E)/    EXERCISABLE(E)/
               NAME                  EXERCISE(#)   REALIZED   UNEXERCISABLE(U)    UNEXERCISABLE(U)
               ----                  -----------   --------   -----------------   ----------------
Allen F. Wise......................     --           --            38,134  E            51,149 E
                                                                  419,805  U           562,639 U
Harvey C. DeMovick, Jr.............     --           --            11,210  E            18,910 E
                                                                  160,801  U           226,733 U
Thomas P. McDonough................     --           --            21,160  E            28,641 E
                                                                  232,763  U           315,055 U
Dale B. Wolf.......................     --           --            17,113  E            27,055 E
                                                                  225,736  U           316,331 U
Richard H. Jones...................     --           --           204,786  E            20,087 E
                                                                  143,750  U            25,000 U

     Acceleration of Options on a Change in Control. Substantially all of the outstanding stock options granted under the Company's stock option plans (including Coventry and PHC stock options assumed by the Company pursuant to the Combination Agreement) provide that such options vest upon a change in control of the Company.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE ON REPRICING OF OPTIONS.

     In September 1998, the Compensation and Benefits Committee (the "Compensation Committee") determined that the outstanding stock options held by Company employees were no longer serving as an adequate incentive to the employees because of declines in the Company's stock price primarily caused by outside factors unrelated to and beyond the control of the Company's employees. In addition, the Company had invested significantly in the recruitment of a strong management team that had made considerable progress towards addressing the Company's goals. The Compensation Committee believed that retention of these key senior managers was critical to the success of the Company and the creation of value for the shareholders. Consequently, the Compensation Committee retained an independent professional consulting firm with expertise in the area of executive compensation to provide guidance and advice in determining whether to reprice the Company's stock options and the alternatives available that would act to retain key personnel and, at the same time, be in the best interests of the shareholders. After performing an extensive analysis, the consulting firm proposed several alternatives to the Compensation Committee. The Compensation Committee considered each proposal in depth and, after taking all factors into account, chose an alternative that offered all active employees, including executive officers, the opportunity to exchange their existing stock options (issued at a higher exercise price) for a reduced number of new stock options (issued at a lower exercise price) having the same value as their existing options, based upon a Black-Scholes equal valuation model. Employees could choose to decline the offer of new options and keep their existing options. As a result, the Company cancelled options for approximately 4,370,100 shares, and reissued repriced options for approximately 3,714,182 shares. The options cancelled were at exercise prices ranging from a high of $22.750 to a low of $6.3750. The repriced options were reissued in accordance with an exchange formula (using the Black-Scholes equal valuation model) that resulted in one-half of the new options having an exercise price equal to the then current market value of $5.00 per share and the remaining one-half having an exercise price equal to 150% of the then current market value. or $7.50 per share. The resulting value of the repriced options was the same as the exchanged options. Non-employee directors did not participate in the repricing. The following table provides information as to these and other repricings during the last ten fiscal years of options held by executive officers:

                           TEN-YEAR OPTION REPRICINGS
CURRENT EXECUTIVE OFFICERS

                                                                                                                   LENGTH OF
                                               NUMBER OF       MARKET                                   NEW         ORIGINAL
                                              SECURITIES       PRICE         EXERCISE                NUMBER OF    OPTION TERM
                                              UNDERLYING    OF STOCK AT      PRICE AT                SECURITIES   REMAINING AT
                                                OPTIONS       TIME OF        TIME OF        NEW      UNDERLYING     DATE OF
                                              REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE    REPRICED    REPRICING OR
              NAME                   DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
              ----                 --------   -----------   ------------   ------------   --------   ----------   ------------
Allen F. Wise....................  09/10/98     200,000       $ 5.000        $11.0000     $ 5.000     161,539       8.1 years
 President and Chief               09/10/98     200,000         5.000         11.0000       7.500     184,958       8.1 years
 Executive Officer                 09/10/98      75,000         5.000         17.0000       5.000      49,564      8.87 years
                                   09/10/98      75,000         5.000         17.0000       7.500      61,545      8.87 years
Thomas P. McDonough..............  09/10/98     150,000       $ 5.000        $13.1250       5.000     118,383      9.41 years
 Executive Vice                    09/10/98     150,000         5.000         13.1250       7.500     135,540      9.41 years
 President and Chief
 Operating Officer
Dale B. Wolf.....................  09/10/98      50,000       $ 5.000        $10.3750     $ 5.000      41.455      8.21 years
 Executive Vice                    09/10/98      50,000         5.000         10.3750       7.500      46,939      8.21 years
 President and Chief               09/10/98      25,000         5.000         11.6250       5.000      20,089      8.57 years

                                                                                                                   LENGTH OF
                                               NUMBER OF       MARKET                                   NEW         ORIGINAL
                                              SECURITIES       PRICE         EXERCISE                NUMBER OF    OPTION TERM
                                              UNDERLYING    OF STOCK AT      PRICE AT                SECURITIES   REMAINING AT
                                                OPTIONS       TIME OF        TIME OF        NEW      UNDERLYING     DATE OF
                                              REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE    REPRICED    REPRICING OR
              NAME                   DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
              ----                 --------   -----------   ------------   ------------   --------   ----------   ------------
 Financial Officer                 09/10/98      25,000         5.000         11.6250     $ 7.500      22,984      8.57 years
                                   09/10/98      25,000         5.000         15.9375       5.000      17,270      8.87 years
                                   09/10/98      25,000         5.000         15.9375       7.500      21,014      8.87 years
                                   09/10/98      37,500         5.000          7.1880       5.000      35,598      9.91 years
Harvey C. DeMovick ..............  09/10/98      62,500       $ 5.000        $14.8125     $ 5.000      44,044      8.83 years
 Senior Vice President             09/10/98      62,500         5.000         14.8125       7.500      53,869      8.83 years
 Government Programs,              09/10/98      37,500         5.000          7.1880       5.000      35,598      9.91 years
 Information Systems &
 Human Resources
Bernard J. Mansheim, M.D.,.......  09/10/98      50,000       $ 5.000        $14.5000     $ 5.000      37,746      9.42 years
 Senior Vice                       09/10/98      50,000         5.000         14.5000       7.500      44,036      9.42 years
 President
James E. McGarry.................  09/10/98      75,000       $ 5.000        $ 7.1880     $ 5.000      71,196      9.91 years
 Senior Vice President
Ronald M. Chaffin................  09/10/98      25,000         5.000        $14.5000       5.000      18,735       9.3 years
                                   09/10/98      25,000         5.000         14.5000       7.500      21,927       9.3 years
                                   09/10/98      12,500         5.000         7.18800       5.000      11,866      9.91 years
Thomas A. Davis..................  09/10/98      37,500       $ 5.000        $13.4375     $ 5.000      29,300      9.36 years
 Senior Vice President             09/10/98      37,500         5.000         13.4375       7.500      33,634      9.36 years
Shawn M. Guertin.................  09/10/98       5,000         5.000        $ 7.1880       5.000       4,747      9.91 years
 Vice President, Finance           09/10/98      25,000         5.000         13.6250       5.000      19,425      9.39 years
                                   09/10/98      25,000         5.000         13.6250       7.500      22,345      9.39 years
Richard H. Jones.................  10/23/91       8,334       $ 4.875        $ 7.5000     $ 5.000         N/A         9 years
 Senior Vice President             10/23/91       8,334         4.875          7.5000       5.000         N/A         9 years
                                   02/20/96      35,000        17.000         21.2500      18.125         N/A         7 years
                                   09/06/96      18,750        12.750         15.8750      12.750         N/A         9 years
                                   09/06/96      17,500        12.750         18.1250      12.750         N/A        10 years
                                   09/06/96      25,000        12.750         17.5000      12.750         N/A        10 years
Davina C. Lane...................  09/10/98      25,000       $  5.00        $12.1250     $ 5.000      19,042      7.87 years
 Vice President                    09/10/98      25,000          5.00         12.1250       7.500      22,414      7.87 years
                                   09/10/98      25,000          5.00         12.1250       5.000      19,042      7.87 years
                                   09/10/98      25,000          5.00         12.1250       7.500      22,414      7.87 years
                                   09/10/98      12,500          5.00         15.9375       5.000       8,635      8.87 years
                                   09/10/98      12,500          5.00         15.9375       7.500      10,507      8.87 years
                                   09/10/98      12,500          5.00          7.1880       5.000      11,866      9.91 years
J. Stewart Lavelle...............  09/10/98      50,000       $  5.00        $13.3750     $ 5.000      39,216      9.41 years
 Senior Vice President             09/10/98      50,000          5.00         13.3750       7.500      44,935      9.41 years
                                   09/10/98      12,500          5.00          7.1880       5.000      11,866      9.91 years

                                                                                                                   LENGTH OF
                                               NUMBER OF       MARKET                                   NEW         ORIGINAL
                                              SECURITIES       PRICE         EXERCISE                NUMBER OF    OPTION TERM
                                              UNDERLYING    OF STOCK AT      PRICE AT                SECURITIES   REMAINING AT
                                                OPTIONS       TIME OF        TIME OF        NEW      UNDERLYING     DATE OF
                                              REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE    REPRICED    REPRICING OR
              NAME                   DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
              ----                 --------   -----------   ------------   ------------   --------   ----------   ------------
Shirley R. Smith.................  09/10/98         333       $ 5.000        $  6.375     $ 5.000         178       .58 years
 Senior Vice President             09/10/98         500         5.000          11.315       5.000         281      4.33 years
                                   09/10/98         500         5.000          11.315       7.500         413      4.33 years
                                   09/10/98       1,500         5.000          11.000       5.000         886      4.34 years
                                   09/10/98       1,500         5.000          11.000       7.500       1,262      4.34 years
                                   09/10/98       1,250         5.000          18.125       5.000         446      5.83 years
                                   09/10/98       1,250         5.000          18.125       7.500         817      5.83 years
                                   09/10/98       1,250         5.000          15.875       5.000         710       6.9 years
                                   09/10/98       1,250         5.000          15.875       7.500         973       6.9 years
                                   09/10/98       2,500         5.000          18.125       5.000       1,323      7.47 years
                                   09/10/98       2,500         5.000          18.125       7.500       1,865      7.47 years
                                   09/10/98       2,500         5.000          12.750       5.000       1,864      8.01 years
                                   09/10/98       2,500         5.000          12.750       7.500       2,217      8.01 years
                                   09/10/98       3,000         5.000          12.750       5.000       2,237      8.01 years
                                   09/10/98       3,000         5.000          12.750       7.500       2,661      8.01 years
                                   09/10/98       3,750         5.000          12.750       5.000       2,796      8.01 years
                                   09/10/98       3,750         5.000          12.750       7.500       3,326      8.01 years
                                   09/10/98       1,250         5.000          12.750       5.000         932      8.01 years
                                   09/10/98       1,250         5.000          12.750       7.500       1,109      8.01 years
                                   09/10/98         750         5.000         15.9375       5.000         519      8.87 years
                                   09/10/98         750         5.000         15.9375       7.500         631      8.87 years
                                   09/10/98      12,500         5.000         15.9375       5.000       8,635      8.87 years
                                   09/10/98      12,500         5.000         15.9375       7.500      10,507      8.87 years
                                   09/10/98      12,500         5.000          7.1880       5.000      11,866      9.91 years
                                   09/06/96       2,500        12.750         18.1250      12.750         N/A         8 years
                                   09/06/96       7,500        12.750         15.8750      12.750         N/A         9 years
                                   09/06/96       5,000        12.750         18.1250      12.750         N/A        10 years
                                   09/06/96       6,000        12.750         17.5000      12.750         N/A        10 years
                                   02/20/96      10,000        17.000         21.2500      18.125         N/A         7 years
                                   10/23/91         668        4.8750          6.3750       5.000         N/A         8 years
Francis S. Soistman, Jr..........  09/10/98      25,000       $ 5.000        $14.5000     $ 5.000      18,735       9.3 years
 Senior Vice President             09/10/98      25,000         5.000         14.5000       7.500      21,927       9.3 years
                                   09/10/98      25,000         5.000          7.1880       5.000      23,732      9.91 years
Janet M. Stallmeyer..............  09/10/98      15,000       $ 5.000        $ 13.625     $ 5.000      11,797      9.71 years
 Senior Vice President             09/10/98      15,000         5.000          13.625       7.500      13,496      9.71 years
John J. Stelben..................  09/10/98         400       $ 5.000        $ 16.875     $ 5.000         172      5.93 years
 Senior Vice President             09/10/98         400         5.000          16.875       7.500         280      5.93 years
                                   09/10/98         313         5.000          15.625       5.000         181      6.93 years
                                   09/10/98         313         5.000          15.625       7.500         246      6.93 years
                                   09/10/98         400         5.000          12.750       5.000         299      8.01 years
                                   09/10/98         400         5.000          12.750       7.500         355      8.01 years
                                   09/10/98         938         5.000          12.750       5.000         699      8.01 years
                                   09/10/98         938         5.000          12.750       7.500         832      8.01 years
                                   09/10/98       7,000         5.000         15.9375       5.000       4,836      8.87 years
                                   09/10/98       7,000         5.000         15.9375       7.500       5,884      8.87 years
                                   09/10/98         750         5.000         15.9375       5.000         519      8.87 years
                                   09/10/98         750         5.000         15.9375       7.500         631      8.87 years
                                   09/10/98      11,000         5.000          7.1880       5.000      10,443      9.91 years
                                   09/06/96         800        12.750         16.8750      12.750         N/A         8 years
                                   09/06/96       1,875        12.750         15.6250      12.750         N/A         9 years

FORMER EXECUTIVE OFFICERS

                                                                                                           LENGTH OF
                                       NUMBER OF       MARKET        EXERCISE                   NEW         ORIGINAL
                                      SECURITIES       PRICE         PRICE AT                NUMBER OF    OPTION TERM
                                      UNDERLYING    OF STOCK AT      TIME OF                 SECURITIES   REMAINING AT
                                        OPTIONS       TIME OF       REPRICING       NEW      UNDERLYING     DATE OF
                                      REPRICED OR   REPRICING OR        OR        EXERCISE    REPRICED    REPRICING OR
          NAME               DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
          ----             --------   -----------   ------------   ------------   --------   ----------   ------------
Christopher T. Fey.......  09/06/96      30,000       $12.7500       $ 15.875     $12.7500        N/A         9 years
 Former Vice President     09/06/96      60,000         2.7500         15.875      12.7500        N/A         9 years
                           09/06/96      25,000        12.7500         17.500      12.7500        N/A        10 years
Frederick G. Merkel......  10/23/91         500       $ 4.8750       $ 6.3750     $ 5.0000        N/A         8 years
 Former Regional Vice      10/23/91       3,334         4.8750         7.5000       5.0000        N/A        10 years
 President                 02/20/96      15,000        17.0000        21.2500      18.1250        N/A         7 years
                           02/20/96      60,000        17.0000        19.0000      18.1250        N/A         8 years
                           09/06/96      18,750        12.7500        15.8750      12.7500        N/A         9 years
                           09/06/96       7,500        12.7500        18.1250      12.7500        N/A        10 years
                           09/06/96      30,000        12.7500        18.1250      12.7500        N/A        10 years
                           09/06/96      25,000        12.7500        17.5000      12.7500        N/A        10 years
Thomas J. Murray.........  10/23/91       1,666       $ 4.8750       $ 6.3750     $ 5.0000        N/A         7 years
 Former Vice President     02/20/96      12,000        17.0000        21.2500      18.1250        N/A         7 years
                           09/06/96      18,750        12.7500        15.8750      12.7500        N/A         9 years
                           09/06/96       6,000        12.7500        18.1250      12.7500        N/A        10 years
                           09/06/96      20,000        12.7500        17.5000      12.7500        N/A        10 years
Gregg P. Allen, M.D. ....  10/23/91       1,000       $ 4.8750       $ 6.3750     $ 5.0000        N/A         8 years
 Former Vice President     02/20/96      25,000        17.0000        22.7500      18.1250        N/A         8 years
Stephen Beckman..........  10/23/91      33,334       $ 4.8750       $ 7.5000     $ 5.0000        N/A        10 years
 Former Vice President
C. Michael Blackwood.....  10/23/91       2,500       $ 4.8750       $ 6.3750     $ 5.0000        N/A         7 years
 Former Vice President     10/23/91       5,000         4.8750         7.5000       5.0000        N/A         9 years
Michael Fiaschetti.......  02/20/96      10,000       $17.0000       $23.3750     $18.1250        N/A         8 years
 Former Vice President     09/06/96       5,000        12.7500        18.1250      12.7500        N/A         8 years
                           09/06/96      18,750        12.7500        15.8750      12.7500        N/A         9 years
                           09/06/96       5,000        12.7500        18.1250      12.7500        N/A        10 years
                           09/06/96      15,000        12.7500        17.5000      12.7500        N/A        10 years
James L. Gore............  02/20/96      40,000       $17.0000       $25.0000     $18.1250        N/A         8 years
 Former Vice President     09/06/96      30,000        12.7500        18.1250      12.7500        N/A        10 years
                           09/06/96      15,000        12.7500        17.5000      12.7500        N/A        10 years
 James R. Hailey.........  09/10/98       2,500       $ 5.0000       $ 18.125     $  5.000        891      5.83 years
 Vice President,           09/10/98       2,500         5.0000         18.125        7.500      1,634      5.83 years
 Specialty Markets         09/10/98       1,250         5.0000         15.875        5.000        710       6.9 years
                           09/10/98       1,250         5.0000         15.875        7.500        973       6.9 years
                           09/10/98       5,000         5.0000         18.125        5.000      2,645      7.47 years
                           09/10/98       5,000         5.0000         18.125        7.500      3,729      7.47 years
                           09/10/98       5,000         5.0000         12.750        5.000      3,728      8.01 years
                           09/10/98       5,000         5.0000         12.750        7.500      4,434      8.01 years
                           09/10/98       3,750         5.0000         12.750        5.000      2,796      8.01 years
                           09/10/98       3,750         5.0000         12.750        7.500      3,326      8.01 years
                           09/10/98       3,000         5.0000         12.750        5.000      2,237      8.01 years
                           09/10/98       3,000         5.0000         12.750        7.500      2,661      8.01 years
                           09/10/98       2,500         5.0000         12.750        5.000      1,864      8.01 years
                           09/10/98       2,500         5.0000         12.750        7.500      2,217      8.01 years
                           09/10/98       4,000         5.0000        15.9375        5.000      2,764      8.87 years
                           09/10/98       4,000         5.0000        15.9375        7.500      3,363      8.87 years
                           09/10/98       7,500         5.0000         7.1880        5.000      7,120      9.91 years
                           09/06/96       5,000         12.750        18.1250       12.750        N/A         8 years
                           09/06/96       7,500         12.750        15.8750       12.750        N/A         9 years
                           09/06/96      10,000         12.750         8.1250       12.750        N/A        10 years
                           09/06/96       6,000         12.750        17.5000       12.750        N/A        10 years
                           02/20/96      20,000         17.000        24.7500       18.250        N/A         8 years

                                                                                                           LENGTH OF
                                       NUMBER OF       MARKET        EXERCISE                   NEW         ORIGINAL
                                      SECURITIES       PRICE         PRICE AT                NUMBER OF    OPTION TERM
                                      UNDERLYING    OF STOCK AT      TIME OF                 SECURITIES   REMAINING AT
                                        OPTIONS       TIME OF       REPRICING       NEW      UNDERLYING     DATE OF
                                      REPRICED OR   REPRICING OR        OR        EXERCISE    REPRICED    REPRICING OR
          NAME               DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
          ----             --------   -----------   ------------   ------------   --------   ----------   ------------
Philip Hertik............  10/23/91       6,668       $ 4.8750       $ 6.3750     $ 5.0000        N/A         7 years
 Former President & Chief  10/23/91      33,334         4.8750         7.5000       5.0000        N/A         9 years
 Executive Officer         10/23/91      75,000         4.8750         6.8000       5.0000        N/A        10 years
                           01/01/92       6,668         5.6250         6.3750       4.7500        N/A         7 years
                           01/01/92       6,666         5.6250         5.0000       4.7500        N/A         7 years
                           01/01/92      33,334         5.6250         7.5000       4.7500        N/A         9 years
                           01/01/92      33,334         5.6250         5.0000       4.7500        N/A         9 years
                           01/01/92      75,000         5.6250         6.8000       4.7500        N/A        10 years
                           01/01/92      75,000         5.6250         5.0000       4.7500        N/A        10 years
Jan H. Hodges............  09/10/98         417       $ 5.0000       $ 7.5000     $  5.000        294      2.43 years
 Vice President            09/10/98         417         5.0000         7.5000        7.500        417      2.43 years
                           09/10/98         500         5.0000        11.3150        7.500        284      4.33 years
                           09/10/98         500         5.0000        11.3150        5.000        413      4.33 years
                           09/10/98       1,250         5.0000        18.1250        7.500        446      5.83 years
                           09/10/98       1,250         5.0000        18.1250        5.000        817      5.83 years
                           09/10/98       1,250         5.0000        15.8750        7.500        710      6.90 years
                           09/10/98       1,250         5.0000        15.8750        5.000        973      6.90 years
                           09/10/98       1,250         5.0000        18.1250        7.500        662      7.47 years
                           09/10/98       1,250         5.0000        18.1250        5.000        933      7.47 years
                           09/10/98      12,500         5.0000        12.1250        7.500      9,521      7.87 years
                           09/10/98      12,500         5.0000        12.1250        5.000     11,207      7.87 years
                           09/10/98       3,750         5.0000        12.7500        7.500      2,796      8.01 years
                           09/10/98       3,750         5.0000        12.7500        5.000      3,326      8.01 years
                           09/10/98       3,000         5.0000        12.7500        7.500      2,237      8.01 years
                           09/10/98       3,000         5.0000        12.7500        5.000      2,661      8.01 years
                           09/10/98       1,250         5.0000        12.7500        7.500        932      8.01 years
                           09/10/98       1,250         5.0000        12.7500        5.000      1,109      8.01 years
                           09/10/98      15,000         5.0000        15.9375        7.500     10,362      8.87 years
                           09/10/98      15,000         5.0000        15.9375        5.000     12,608      8.87 years
                           09/10/98       7,500         5.0000         7.1880        7.500      7,120      9.91 years
                           09/06/96       2,500         12.750        18.1250        5.000        N/A         8 years
                           09/06/96       7,500         12.750        15.8750       12.750        N/A         9 years
                           09/06/96       2,500         12.750        18.1250       12.750        N/A        10 years
                           09/06/96       6,000         12.750        17.5000       12.750        N/A        10 years
                           02/20/96       5,000         17.000        21.2500       18.125        N/A         7 years
                           10/23/91         834         4.8750         7.5000        5.000        N/A        10 years
Jess Jordan..............  10/23/91      22,668       $ 4.8750       $ 6.3750     $ 5.0000        N/A         8 years
 Former Vice President
Lawrence N. Kugelman.....  11/06/96      25,000       $  9.625       $17.5000     $ 12.750        N/A        10 years
 Director, Former
 President & Chief
 Executive Officer
Nancy I. Lorenz..........  09/06/96       7,500       $12.7500       $15.8750     $12.7500        N/A         9 years
 Former Vice President,    09/06/96       6,000        12.7500        17.5000      12.7500        N/A        10 years
 Government Programs
Harvey Pollak............  09/10/98      25,000       $  5.000       $14.5000     $  5.000    $18,735       9.3 years
 Vice President            09/10/98      25,000          5.000        14.5000        7.500     21,927       9.3 years

                                                                                                           LENGTH OF
                                       NUMBER OF       MARKET        EXERCISE                   NEW         ORIGINAL
                                      SECURITIES       PRICE         PRICE AT                NUMBER OF    OPTION TERM
                                      UNDERLYING    OF STOCK AT      TIME OF                 SECURITIES   REMAINING AT
                                        OPTIONS       TIME OF       REPRICING       NEW      UNDERLYING     DATE OF
                                      REPRICED OR   REPRICING OR        OR        EXERCISE    REPRICED    REPRICING OR
          NAME               DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(1)   PRICE(1)    OPTIONS      AMENDMENT
          ----             --------   -----------   ------------   ------------   --------   ----------   ------------
Marlene R. Reedy.........  09/06/96      14,500       $12.7500       $15.8750     $12.7500        N/A         9 years
 Former Vice President     09/06/96       6,000        12.7500        17.5000      12.7500        N/A        10 years
 & Chief Information
   Officer
Vicky Savage.............  10/23/91       3,334       $ 4.8750       $ 7.5000     $ 5.0000        N/A         9 years
 Former Vice President,
 General Counsel &
 Secretary
Peter Small..............  10/23/91      10,000       $ 4.8750       $ 7.5000     $ 5.0000        N/A         9 years
 Former Senior Vice
 President
Mark H. Tabak............  10/23/91      16,668       $ 4.8750       $ 7.5000     $ 5.0000        N/A         9 years
 Former Vice President

---------------
(1) All stock prices shown reflect a 1-for-3 reverse stock split effective April 21, 1991 and a 2-for-1 stock split effective July 20, 1994.

                                         COMPENSATION AND BENEFITS COMMITTEE

                                         John H. Austin, M.D. (Chair)
                                         Thomas J. Graf
                                         Rodman W. Moorhead, III

DIRECTORS' COMPENSATION

     All directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. Members of the Board of Directors who are not officers or employees of the Company, its subsidiaries or affiliates ("Outside Directors") are entitled to receive an annual retainer of $16,000 paid in quarterly installments of $4,000 each. Outside Directors are also entitled to receive $1,000 for each meeting of the Board of Directors and $500 for each telephonic meeting or any committee meeting attended. Committee chairmen receive an annual chair retainer of $2,000 each. Pursuant to policies at Principal Life and Warburg, Messrs. Drury, Graf, Hackett and Moorhead have waived payment of stock options and director fees to which they otherwise would be entitled.

     Pursuant to the Company's 1998 Stock Incentive Plan, as amended, each director who is not an officer or employee of the Company or one of its subsidiaries or affiliates ("Outside Director") received a grant of stock options for 2,000 shares, or 6,000 shares in the case of the Chairman of the Board of Directors, of Common Stock on January 1 of each year. Beginning in 2000, the awards will be made on the date of the annual meeting of shareholders. On March 4, 1999, the disinterested members of the Board of Directors of the Company voted to grant Dr. Austin an option to purchase 10,000 shares of the Company's Common Stock and Dr. Farley and Messrs. DeFrance and Kugelman were each granted an option to purchase 5,000 shares of the Company's Common Stock under the same terms and conditions as the annual grants.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Allen F. Wise. Mr. Wise entered into a new Employment Agreement with the Company, effective January 1, 1999, for a term of three years (the "Initial Term"), which, unless extended for another two-year term, will continue on a year-to-year basis as long as a new employment contract is not executed or the agreement has not been otherwise terminated. Under the terms of the agreement, Mr. Wise receives a base salary of $600,000 per year. In addition, as of January 1, 1999, Mr. Wise received a non-qualified stock option to purchase 150,000 shares of Common Stock at an exercise price of $8.6250 per share, the fair market value per share of the Common Stock at January 4, 1999. These options vest annually in equal increments over a period of three years. Mr. Wise is also eligible to receive an annual incentive bonus of up to 100% of his base salary, determined 50% on achievement of performance factors by the Company and the remainder to be granted in the sole discretion of the Compensation Committee of the Board of Directors. If Mr. Wise's employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below) by the Company, the Company is required to pay Mr. Wise a monthly amount equal to 200% of the sum of his base salary plus his average bonus for the previous two calendar years divided by 24 months, continuation of health and welfare benefits for 24 months and an additional 12 months of vesting credit for his stock options and restricted stock. If he is terminated within one year following a change in control (defined below), he would receive the same amount of severance, but payable in a lump sum upon termination, plus an additional amount for excise taxes, if any. During the period Mr. Wise is employed and for two years thereafter, he has agreed not to compete with the Company. In the event of Mr. Wise's disability, he would receive a lump sum payment equal to his average bonus for the previous two calendar years and he would continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company's long-term disability program.

     Thomas P. McDonough. Mr. McDonough entered into an Employment Agreement with Coventry dated March 13, 1998 (assumed by the Company as of April 1, 1998) for an initial term of three years, which will continue on a year-to-year basis as long as a new employment contract is not executed or the agreement has not been otherwise terminated. Under the terms of this agreement, Mr. McDonough receives a base salary of $400,000 annually, an annual expense allowance of $10,800, a $250,000 signing bonus and was awarded an option to purchase 300,000 shares of Common Stock that vests in equal increments over a four-year period and a restricted stock award of 100,000 shares of Common Stock that vests in four equal installments over a three-year period. Mr. McDonough is eligible for an annual bonus potential of up to 75% of his base compensation. He is also eligible to participate in a three-year long term incentive compensation plan awarding up to $3,000,000, payable to Mr. McDonough in accordance with a formula based upon performance criteria. In the event of termination by the Company for any reason other than Good Cause or upon termination by Mr. McDonough for Good Reason, Mr. McDonough would continue to receive his base salary for twelve months, would fully vest in the restricted stock award, and would continue to vest in his stock options during the twelve-month period. Mr. McDonough has agreed not to compete with or solicit employees from the Company during the term of his employment and any severance period thereafter.

     Dale B. Wolf. Mr. Wolf entered into an Employment Agreement with Coventry dated December 30, 1996 (assumed by the Company as of April 1, 1998) for an initial term of one year, which will continue on a year-to-year basis as long as a new employment contract is not executed or the agreement has not been otherwise terminated. Under the terms of this agreement, Mr. Wolf receives a base salary (currently $350,000 annually) and an annual expense allowance of $7,200. At execution of the Agreement, he received a $25,000 signing bonus and an option to purchase 100,000 shares of Common Stock that vests over a four-year period. Mr. Wolf is currently eligible for an annual bonus potential of up to 75% of his base compensation and is eligible to participate in any annual incentive bonus programs available to officers of the Company and to receive other incentive compensation as determined annually by the Compensation and Benefits Committee of the Board of Directors. In the event of termination by the Company for any reason other than Good Cause or termination by Mr. Wolf for Good Reason, Mr. Wolf will continue to receive his base salary for one year. Mr. Wolf has agreed not to compete with or solicit employees from the Company during the term of his employment and severance period thereafter.

     Harvey C. DeMovick, Jr. Mr. DeMovick entered into an Employment Agreement with Coventry dated July 15, 1997 (assumed by the Company as of April 1, 1998) for an initial term of one year, which will continue on a year-to-year basis as long as a new employment contract is not executed or the agreement has not been otherwise terminated. Under the terms of this agreement, Mr. DeMovick receives a base salary (currently $240,000 annually) and an annual expense allowance of $7,200. At execution of the agreement, he received an option to purchase 125,000 shares of Common Stock that vests over a four-year period. Mr. DeMovick is currently eligible for an annual bonus potential of up to 60% of his base compensation and is eligible to participate in any annual incentive bonus programs available to officers of the Company and to receive other incentive compensation as determined annually by the Compensation and Benefits Committee of the Board of Directors. In the event of termination for any reason other than Good Cause or termination by Mr. DeMovick for Good Reason, Mr. DeMovick will continue to receive his base salary for one year. Mr. DeMovick has agreed not to compete with or solicit employees from the Company during the term of his employment and severance period thereafter.

     Richard H. Jones. Mr. Jones entered into an Employment Agreement with Coventry effective November 11, 1996 (which was assumed by the Company on April 1, 1998) for an initial term of two years. Under the terms of this agreement, Mr. Jones received a base salary (most recently $300,000) per year and was granted non-qualified options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $12.75 per share. Mr. Jones resigned from the Company, effective April 23, 1999.

     Definitions.  For purposes of the agreements described above:

          (1) "Good Cause" or "Termination With Cause" is generally defined to include termination of the executive's employment by the Company due to the executive's conviction for a felony, or his perpetration of a fraud, embezzlement or other act of dishonesty or the breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders.

          (2) "Termination Without Cause" is generally defined to include termination by the Company other than due to the executive's death or disability or Termination With Cause.

          (3) "Good Reason" or "Constructive Termination" is generally defined to include a significant change in the nature or scope of the executive's position and authority or a reduction in base salary, including a "change in control". A "change in control" is defined to include any of the following events: (i) the acquisition of at least a majority of the outstanding shares of Common Stock by any person or entity; (ii) the merger or consolidation of the Company into or with another entity if, as a result, the persons who owned a majority of the Common Stock prior to the transaction do not own a majority after the transaction; (iii) the sale of substantially all of the assets of the Company; or (iv) any change in the composition of the Board of Directors such that persons who at the beginning of any period of up to two years constituted at least a majority of the Board of Directors cease to constitute at least a majority of the Board of Directors at the end of such period.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE 27 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

               REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

     Under the direction of the Compensation and Benefits Committee of the Board of Directors (the "Committee"), the Company has developed and implemented compensation practices for its executive officers. In order to provide information for the fiscal year 1998 compensation practices, the Committee of the Board of Directors has included the compensation practices of the Company and its predecessor-in-interest, Coventry Corporation, in furnishing the following report on executive compensation.

COMPENSATION PHILOSOPHY

     The Company's compensation philosophy embodies guiding principles for its compensation program design and for compensation decisions pertaining to Coventry's executive officers with the following three primary objectives:

     1. To provide incentives for delivery of value to the Company's shareholders.

     2. To establish a clear connection between individual executive performance and compensation.

     3. To provide a system of rewards that is strongly biased toward motivating executives and, at the same time, is competitive with industry standards.

     To fulfill these primary objectives, the 1998 executive compensation program provided rewards for the achievement of business plan results and other strategic objectives, which were important motivators for the Company's executives.

     The Committee and its counselors used multiple sources of information for evaluating and establishing appropriate compensation levels. The Committee relied on health care industry data in constructing the peer group of companies. This peer group consisted of publicly traded managed health care companies operating nationwide that had similar operations and were of comparable size to the Company. Some, but not all, of these companies are included in the Custom Peer Group Index used in the Performance Graph on page 27 of this Proxy Statement. Consistent with these objectives, the Company sought to position the compensation of its executives at approximately the median of the peer group, as adjusted for differences in market capitalization.

     The Company's executive compensation program had three components -- base salary, annual incentives and long-term compensation. The Committee believes this mix reflects industry-wide practices.

     The Committee believes that incentive, or variable, compensation should be awarded as a result of commensurate performance. The Committee, therefore, approved compensation programs that include high threshold levels for performance. Balanced against the need to condition certain forms of compensation on high levels of Company-wide performance were the necessities of attracting and retaining talented executives in the face of adverse trends in the industry and the need to recognize individual performance in a variety of circumstances.

     During 1998, the Company hired certain new executive officers. The base salary and other compensation provided to these officers reflected competitive conditions in the industry at the time of hiring and were necessary to attract individuals of the requisite caliber. As a result, certain bonus payments were guaranteed and not tied to whether targeted goals were met.

DESCRIPTION OF COMPENSATION PROGRAMS

     The following briefly describes the role of each element of compensation.

  Base Salary

     Base salary serves primarily as an attraction and retention device. Aggregate base salary increases were intended to parallel increases in the pay levels of executives in the health care industry as a whole. Individual executive salary increases reflected the individual's level of performance and current position within designated salary ranges, as well as industry trends.

  Annual Incentive

     The purpose of the Company's annual incentive plan is to recognize and reward executives for taking actions that build the value of the Company, generate competitive total returns to shareholders and maximize the Company's profitability. The Committee makes annual incentive awards on the basis of corporate and individual performance, with a greater emphasis on corporate financial performance over individual achievements. Awards are based on the achievement of budgeted operating income and revenue by operating units and the attainment of critical success factors developed by key executives. For fiscal year 1998, some of the Company's named executive officers received annual incentive compensation in the form of cash and shares of the Company's Common Stock.

  Long-Term Incentives

     On March 19, 1998, the Board of Directors of the Company adopted the 1998 Stock Incentive Plan (the "1998 Plan"), which is substantially identical to the prior year's plan. It was subsequently approved by the initial shareholders of the Company on March 31, 1998.

     Under the terms of the 1998 Plan, the Committee has the authority to grant stock options, stock appreciation rights, restricted stock and/or other stock-based awards, except that the power to grant and establish the terms and conditions of awards to outside directors is reserved to the Board of Directors. All decisions made by the Committee pursuant to the 1998 Plan are made in the Committee's sole discretion, which is final and binding on all persons.

     For fiscal year 1998, two restricted stock grants were made to two key executive vice presidents and non-qualified stock options were granted to a number of the Company's other named executive officers. The exercise price in each case was the fair market value on the date of the grant.

     In 1998, the Committee approved a stock option exchange methodology for all option holders who were active employees of the Company on September 10, 1998. Please see the Committee's separate report under the heading of "Report of Compensation and Benefits Committee on Repricing Options" on page 16 of this Proxy Statement.

     In order to promote the continuity of management of the Company despite changing conditions in the health care industry as a whole, the Committee approved a retention bonus arrangement for certain executive officers in 1996. Under the arrangement, the bonus was payable if the executive remained continuously employed by the Company through January 1999. Two executives received bonus payouts under this arrangement.

     To provide additional security and stability to its executives and to encourage them to identify with the long-term goals of the Company, the Company entered into employment agreements with certain of its executive officers. The contracts generally provide for an initial term of one year, which is automatically renewable on a year-to-year basis (unless notice is otherwise given), severance in the event of termination of employment, and an agreement not to compete with the Company during the term of employment.

  Compensation Administration

     The Committee has followed an annual review process in administering each of the three components of executive compensation. Moreover, the Committee may use outside consultants in order to assure that it has the best possible information and an objective approach to the administration of compensation programs.

     The Committee intends that all compensation paid to the Company's executive officers be fully deductible to the Company under the federal income tax laws and intends to take such steps as may be necessary to ensure this continuing deductibility status, except in the case of incentive stock options, which the Committee has no current intent to issue.

  Chief Executive Officer Compensation

     Consistent with the compensation philosophy, the Committee based the total compensation of the Company's chief executive officer, Allen F. Wise, on the overall performance of the Company and on relative levels of compensation for chief executive officers in the health care industry.

     The Committee made the determination that Mr. Wise's base salary for 1998 should be set at $550,000, based upon his experience and competitive levels of compensation of other CEOs at comparable companies.

     Pursuant to Mr. Wise's employment agreement, he is eligible to receive an annual incentive bonus in an amount up to 100% of his base compensation. Half of this bonus compensation is based on achievement of budget or other operational factors determined by the Committee and the remainder is to be granted in the sole discretion of the Committee. He received no bonus for financial performance since the Company did not achieve its financial goals. He did, however, provide the essential leadership skills to guide the Company through the financial difficulties caused by the unexpected bankruptcy of Allegheny Health, Education and Research Foundation, a major provider organization in the Company's Pittsburgh market. In addition, the Committee felt Mr. Wise's operational performance warranted consideration. He made substantial progress towards operational goals, including the successful recruitment of key senior executives to the Company, the successful reorganization and centralization of internal operations and services, and the smooth transition and integration of the Company following the business combination with Principal Health Care, Inc. In light of these achievements, the Committee awarded Mr. Wise an incentive bonus for 1998 in the total amount of $192,500 (35% of his base compensation).

     During 1998, Mr. Wise's stock options were exchanged under the same methodology approved by the Committee for all employees holding stock options. Essentially, the value of the shares underlying the new options received (a reduced number of shares at a lower exercise price) was equal to the value of the underlying shares of the options cancelled (a greater number of shares at a higher exercise price). Please see the Committee's separate report under the heading of "Report of the Compensation and Benefits Committee on Repricing Options" on page 16 of this Proxy Statement.

     Mr. Wise's employment agreement also includes severance in the event of certain terminations of employment or changes in control and an agreement not to compete with the Company. Please see "Employment Contracts and Terminations of Employment and Change-in-Control Arrangements" on page 27 of this Proxy Statement.

                                            COVENTRY HEALTH CARE
                                            COMPENSATION AND BENEFITS COMMITTEE

                                            John H. Austin, M.D. (Chair)
                                            Thomas J. Graf
                                            Rodman W. Moorhead, III

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock for the five years ending December 31, 1998 with the cumulative total return of the Standard & Poor's 500 Index and a Custom Peer Group Index compiled by Standard & Poor's, assuming an investment of $100 on December 31, 1993. The following companies are included in the Custom Peer Group Index (and the returns of each company have been weighted according to its relative stock market capitalization at the beginning of each period for which a return is indicated): Aetna Inc., CIGNA Corporation, the Company, Foundation Health Systems, Inc., Humana Inc., MidAtlantic Medical Services, Inc., Oxford Health Plans, Inc., PacifiCare Health Systems, Inc., Trigon Healthcare, Inc., United Healthcare Corporation and Wellpoint Health Networks, Inc.

[STOCK PERFORMANCE GRAPH]

                                     Coventry Health
                                          Care            S&P 500 Index        Peer Group
Dec. 93                                  100.00              100.00              100.00
Dec. 94                                  115.29              101.32              109.58
Dec. 95                                   97.06              139.40              153.60
Dec. 96                                   43.53              171.40              151.13
Dec. 97                                   71.76              228.59              147.64
Dec. 98                                   41.47              293.91              170.18

---------------
NOTE: THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH ABOVE IS NOT NECESSARILY
      INDICATIVE OF FUTURE PRICE PERFORMANCE.

     The Company has used the Custom Peer Group Index this year, instead of the Standard & Poor's Health Care Composite Index used in its Proxy Statement for the 1998 Annual Meeting of Shareholders, because the Company believes the Health Care Composite Index has been affected by the financial results of many companies, such as pharmaceutical companies, that engage in substantially different business than the Company's business. The cumulative total return under the Health Care Composite Index of $100 invested on December 31, 1993 would be $113.12, $178.55, $215.61, $309.86 and $446.87 at December 31, 1994,
1995, 1996, 1997 and 1998, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Coventry and Dr. Emerson D. Farley, Jr. entered into a Consulting Agreement, dated as of January 1, 1995, under which Dr. Farley provides consulting services to Coventry HealthCare Management Corporation ("CHMC"), the Company's subsidiary headquartered in Richmond, Virginia, in consideration of an initial one-time grant of a non-qualified stock option for 10,000 shares of Common Stock, and a fee of $72,000 per annum ($6,000 per month). Dr. Farley served as Chairman of Southern Health Management Corporation, the predecessor of CHMC, prior to its acquisition by Coventry on December 1, 1994. He is a member of the Board of Directors of the Company and CHMC's subsidiaries, Southern Health Services, Inc. and Southern Health Benefit Services, Inc. All of Dr. Farley's unvested options were repriced, including one-half (or 5,000 shares of Common Stock) of the shares vested under the January 1, 1995 grant and another grant of stock options with 7,000 shares of Common Stock at an exercise price of $24.50 per share, were repriced on September 6, 1996 and November 6, 1996 for new options to purchase the same number of shares at the fair market value as of September 6, 1996 of $12.75 per share. The fair market value of Coventry's Common Stock as of November 6, 1996 was $9.625 per share. By mutual agreement between the Company and Dr. Farley, the Consulting Agreement terminated on December 31, 1998.

     Rodman W. Moorhead, III and Patrick T. Hackett are Senior Managing Director and Managing Director, respectively, of E.M. Warburg, which manages Warburg. During 1997, Coventry issued warrants to purchase 2,117,647 shares of Coventry's Common Stock at $10.625 per share and Convertible Notes in the aggregate principal amount of $37,494,000 to Warburg. In addition, Warburg has made purchases of 3,941,500 shares of Common Stock on the open market. See Footnotes 3 and 4 to the beneficial ownership table on page 7 of this Proxy Statement for additional information.

     In connection with the consummation of the Combination Agreement on April 1, 1998 (the "Effective Time"), the Company issued 25,043,704 shares of Common Stock to PHC in consideration of the transfer to the Company of certain of PHC's assets, including the issued and outstanding stock of PHC's wholly-owned HMO subsidiaries, all real property owned or leased by PHC, all accounts receivable, cash, securities, contract rights, prepaid liabilities, and all other assets except for specified excluded assets. The closing price of Common Stock on the Nasdaq Stock Market's National Market on March 31, 1998 was $16.0625 per share. The net book value of tangible PHC assets purchased, less liabilities assumed, was approximately $103 million on March 31, 1998. The Company assumed all of the liabilities of PHC, including all liabilities of PHC relating to the PHC assets but excluding liabilities under certain PHC employee benefit plans, tax liabilities with respect to the pre-closing operations of PHC and its subsidiaries, liabilities relating to certain assets of PHC not transferred to the Company and certain other specified excluded liabilities.

     As of the Effective Time, the Company also entered into a Management Services Agreement, with Principal Life to provide certain management services from the Effective Time until December 31, 1999, whereby the Company manages certain of Principal Life's indemnity health insurance policies in the markets where the Company does business ("Indemnity Health Insurance Policies"). As compensation for the management services provided by the Company, Principal Life agreed to pay to the Company a monthly management fee equal to 3.3% of Net Premiums (as defined under the Management Services Agreement) earned by Principal Life from the Indemnity Health Insurance Policies during such month in accordance with GAAP. The Company's fee, which was determined by arm's length negotiations between the parties, was $11 million in 1998 and is estimated to be $16.4 million in 1999.

     The Company also entered into a Renewal Rights Agreement and a Co-Insurance Agreement with Principal Life as of the Effective Time. Under the Renewal Rights Agreement, Principal Life agreed to send a written notice to its insureds after January 1, 2000, to encourage them to renew their policies with the Company, and the Company agreed to offer to renew and make a good faith effort to renew each such policy. Under the terms of the Co-Insurance Agreement, to the extent customers chose to renew with Principal Life, Principal Life would reinsure those policies with the Company and the Company would indemnify Principal Life for all Ultimate New Loss (as defined under the Coinsurance Agreement) incurred by Principal Life and unearned premiums returned to policyholders on cancellation of those policies. Under these Agreements, the Company would be obligated to reinsure such policies, which would require that Coventry Health and Life Insurance Company ("CHLIC"), a Company subsidiary formed for such purpose, increase its capital by an amount estimated to be between $50 million to $100 million. The Company is currently in negotiation with Principal Life to terminate the Renewal Rights and the Coinsurance Agreement, in which case, CHLIC would not be obligated to increase its capital to the required levels.

     In consideration of the Management Services Agreement, the Renewal Rights Agreement and the Coinsurance Agreement, the Company issued the PHC Warrant to PHC. Under the terms of the PHC Warrant, PHC has the right to purchase from the Company that number of shares of Common Stock as shall equal 66 2/3% of the total number of shares of Common Stock as shall actually be issued by the Company upon the exercise or conversion by the holders of Coventry's options and warrants (assumed by the Company) of all of the options and warrants outstanding at the Effective Time upon the same terms and conditions as set forth in such assumed options at March 31, 1998. At March 31, 1998, 5,800,480 options and warrants were exercisable by the holders. At March 31, 1999, after taking into consideration cancellations, the total number of shares exercisable by the holders was 5,078,198, giving PHC the right to purchase 3,385,465 shares, at an average exercise price of $15.875, upon future exercise by the holders, of which the right to purchase 31,419 shares was vested. PHC's right to purchase shares of the Common Stock under the PHC Warrant vests, from time to time, with respect to the number of shares of the Common Stock issued upon exercise of the assumed options. The fair market value of the PHC Warrant as of November 4, 1997 was estimated to be approximately $25.0 million.

     At the Effective Time, Principal Life and the Company also entered into a Marketing Services Agreement, a License Agreement, a Transition Agreement and PPO Access Agreements. Pursuant to the Marketing Services Agreement, Principal Life engaged the Company to provide certain marketing and support services in the Company's markets for certain of Principal Life's businesses other than the Indemnity Health Insurance Policies. Principal Life compensated the Company in the amount of $4 million per calendar quarter in 1998 and will compensate the Company in the amount of $2.5 million per calendar quarter in 1999, for the services being performed under the Marketing Services Agreement. In order to permit the Company to perform its services under the Marketing Services Agreement, Principal Life and the Company entered into the License Agreement pursuant to which Principal Life granted the Company and its subsidiaries a royalty free license to use Principal Life's name and marks in the United States subject to certain restrictions and required approvals. Pursuant to the Transition Agreement, Principal Life agreed to provide certain administrative functions and services to the Company necessary for the operation of the assets acquired from PHC. At the Effective Time, the Company assumed two PPO Access Agreements previously in force between Principal Life and PHC or PHC's subsidiaries, pursuant to which Principal Life is granted the option to access the Company's PPOs for certain of Principal Life's clients in the Company's markets. The PPO Access Agreements between Principal Life and PHC and its subsidiaries were amended prior to the Effective Time to increase the fee payable by Principal Life thereunder to a fee equal to $2.50 per program member per month plus a percentage of savings, which was $12 million in 1998 and is estimated to be $2 million per calendar quarter in 1999. The fees under the Marketing Services Agreement, Transition Agreement and PPO Access Agreements were determined by arm's length negotiations between the parties.

     Principal Life and PHC also entered into a Shareholders' Agreement with the Company, dated as of April 1, 1998 (the "Shareholders' Agreement"). The Shareholders' Agreement includes (i) a standstill agreement, pursuant to which Principal Life and its affiliates agree for the five-year period following April 1, 1998 (A) not to acquire more than 40% of the total issued and outstanding shares of Common Stock, other than pursuant to the Combination Agreement and the instruments and agreements thereunder and (B) not to take certain other actions;
(ii) certain restrictions on direct or indirect transfers of the Common Stock by Principal Life and/or its affiliates; (iii) registration rights pursuant to which Principal Life and/or its affiliates may demand that the Company register certain shares of the Common Stock under a registration statement filed with the Securities and Exchange Commission and may participate as a selling party in other registered offerings of Common Stock; and (iv) the right of Principal Life, together with its affiliates, to designate one member of the Board of Directors for each 6% ownership held by Principal Life of the Company's Common Stock.

     Effective June 30, 1998, Mr. Kenneth J. Linde resigned his positions as Executive Vice President, Chief Operating Officer and Director of the Company. In accordance with the terms of a termination agreement, he received a lump sum payment of $2,500,000 as severance, continued health care coverage through December 31, 1998, and vesting on April 1, 1999 of a portion of his stock options representing 133,333 shares of Common Stock at an exercise price of $14.50 per share, which are exercisable through June 30, 1999.

Mr. Linde agreed not to solicit the Company's customers or employees for a period of one year following his termination.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company for 1998 pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and written representations from reporting persons that the filing of a Form 5 was not required, the Company believes that all reporting persons filed the required reports on a timely basis, except a Form 3 was not timely filed by David J. Drury, Thomas J. Graf, Gary M. Cain, Elizabeth E. Tallett and Thomas L. Blair within ten (10) days following the closing on April 1, 1998 of the transaction contemplated by the Combination Agreement, the event which caused the foregoing individuals to become reporting persons under Section 16 of the Exchange Act.

                                  PROPOSAL TWO

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, certified public accountants, to be the independent auditors of the Company for the fiscal year ending December 31, 1999 and requests shareholder ratification of this action. A representative of that firm is expected to be present at the meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN, LLP.

                             SHAREHOLDER PROPOSALS

     The Company's bylaws provide that the annual meeting of shareholders is to be held on the third Thursday in June, unless the Chairman of the Board designates a different date. Proposals of eligible shareholders of the Company to be presented at the 2000 annual meeting of shareholders must be received by the Company at its offices in Bethesda, Maryland, addressed to the Secretary of the Company, not later than January 2, 2000, in order to be considered for inclusion in the Company's proxy materials relating to the 2000 annual meeting of shareholders.

                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report, containing financial statements of the Company for the year ended December 31, 1998, has been enclosed in the same mailing with this Proxy Statement.

                                 OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that may come before the 1999 Annual Meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the 1999 Annual Meeting.

     A list of shareholders of record entitled to be present and vote at the 1999 Annual Meeting will be available at the offices of the Company in Bethesda, Maryland for inspection by shareholders during regular business hours from June 1, 1999 to the date of the 1999 Annual Meeting. The list will also be available during the 1999 Annual Meeting for inspection by shareholders who are present.

     YOUR REPRESENTATION AT THE 1999 ANNUAL MEETING IS IMPORTANT. IN ORDER TO ASSURE THE PRESENCE OF THE NECESSARY QUORUM, PLEASE SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. THE SIGNING OF THE PROXY WILL NOT PREVENT YOUR ATTENDING THE MEETING AND VOTING IN PERSON, SHOULD YOU SO DESIRE.

                                            By Order of the Board of Directors,
                                            /s/ ALLEN F. WISE
                                            ALLEN F. WISE
                                            President and Chief Executive
                                            Officer

                           COVENTRY HEALTH CARE, INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 17, 1999

       This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held on June 17, 1999 at 9:30 a.m., Eastern Daylight Saving Time, at the offices of Epstein Becker & Green, P.C., Seventh Floor, 1227 25th Street, N.W., Washington, D. C. 20037-1156, or any adjournment thereof.

       In their discretion, proxies are authorized to vote upon such other matters as may properly come before this meeting.

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

       Please sign and return in the enclosed envelope.

                           (continued on reverse side)

                                             Please mark your votes as
                                             indicated in this example [X]

1. Election of Directors. The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as a Class II Director of the Company until the Annual Meeting of Shareholders in the year 2002 and thereafter until his or her successor has been elected and duly qualified.

             FOR ALL NOMINEES LISTED
            [EXCEPT AS MARKED TO THE               WITHHOLD AUTHORITY
                 CONTRARY BELOW]                TO VOTE FOR ALL NOMINEES

                       [ ]                                 [ ]

Nominees for Class II Directors:

Thomas L. Blair, Emerson D. Farley, Jr., M.D., Patrick T. Hackett, and Lawrence
N. Kugelman

To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

--------------------------------------------------------------------------------

                                                 FOR              AGAINST            ABSTAIN

2. Ratify Appointment of
   Independent Auditors.                         [ ]                [ ]                [ ]

                                                Date:_______________________, 1999


                                                --------------------------------------
                                                               Signature

                                                --------------------------------------
                                                          Name (Please Print)

                                                --------------------------------------
                                                       Signature if held jointly

                                                --------------------------------------
                                                          Name (Please Print)

                                                Sign exactly as your name or names appear on the
                                                first page of this proxy. When shares are held by
                                                joint tenants, both parties should sign. When
                                                signing as attorney, executor, administrator,
                                                trustee or guardian, please give full title as such.
                                                If a corporation, please sign in full corporate name
                                                as authorized. If a partnership, please sign in
                                                partnership name by authorized person.